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                                                                   EXHIBIT 99.14


                             Joint Filing Agreement


The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Series D Preferred Stock of Aames Financial Corporation is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d1-(k) under the Securities Exchange Act of 1934, as amended.


Dated:  February 4, 2002

                         CAPITAL Z FINANCIAL SERVICES FUND II, L.P., a Bermuda limited partnership

                         By: Capital Z Partners, L.P., its General Partner

                         By: Capital Z Partners, Ltd., its General Partner

                         By: /s/ David A. Spuria
                             -------------------------------
                             Name: David A. Spuria
                             Title: General Counsel



                         CAPITAL Z PARTNERS, L.P.,
                         a Bermuda limited partnership

                         By: Capital Z Partners, Ltd., its General Partner

                         By: /s/ David A. Spuria
                             -------------------------------
                             Name: David A. Spuria
                             Title: General Counsel



                         CAPITAL Z PARTNERS, LTD.,
                         a Bermuda corporation

                         By: /s/ David A. Spuria
                             -------------------------------
                             Name: David A. Spuria
                             Title: General Counsel



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                         SPECIALTY FINANCE PARTNERS,
                         a Bermuda general partnership

                         By: Capital Z Financial Services Fund II, L.P.,
                             its General Partner

                         By: Capital Z Partners, L.P., its General Partner

                         By: Capital Z Partners, Ltd., its General Partner

                         By: /s/ David A. Spuria
                             -------------------------------
                             Name: David A. Spuria
                             Title: General Counsel


                         CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P., a Bermuda limited partnership

                         By: Capital Z Partners, L.P., its General Partner

                         By: Capital Z Partners, Ltd., its General Partner

                         By: /s/ David A. Spuria
                             -------------------------------
                             Name: David A. Spuria
                             Title: General Counsel



                         EQUIFIN CAPITAL PARTNERS, LTD.,
                         a Cayman Islands corporation

                         By: /s/ Mani A. Sadeghi
                             -------------------------------
                             Name:  Mani A. Sadeghi
                             Title: President, Chief Executive
                                    Officer and Director

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